EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Ryder System, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Gregory T. Swienton, Chief Executive Officer of the Company, and Tracy A. Leinbach, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory T. Swienton
Gregory T. Swienton
Chairman and Chief Executive Officer
October 27, 2005

/s/ Tracy A. Leinbach
Tracy A. Leinbach
Executive Vice President and Chief Financial Officer
October 27, 2005